UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2010
NYMAGIC, INC.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-11238 (Commission File Number)	13-3534162 (IRS Employer Identification No.)
919 Third Avenue, New York, New York 10022
(Address of principal executive offices)
(212) 551-0600
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 22, 2010, the Board of Directors of NYMAGIC, INC. (the “Company”) approved an amendment to Section 2 of Article 2 of the Amended and Restated By-Laws of the Company to decrease the minimum number of directors from nine to seven members. The Company presently intends to nominate seven directors for election at the Company’s Annual Meeting of Shareholders on May 20, 2010. The amendment will be effective immediately prior to the Company’s Annual Meeting of Shareholders on May 20, 2010. A copy of the Amended and Restated By-Laws of the Company, effective May 20, 2010, is attached hereto as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished or filed, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated By-Laws of NYMAGIC, INC., effective May 20, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMAGIC, INC.
By:	/s/ Thomas J. Iacopelli
	Name:	Thomas J. Iacopelli
	Title:	Chief Financial Officer and Treasurer

Date: March 26, 2010

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of NYMAGIC, INC., effective May 20, 2010.